UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 4, 2003

QUOVADX, INC.

(Formerly XCare.net, Inc.)
(Exact name of registrant as specified in its charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

ITEM 5. OTHER EVENTS.

On February 4, 2003, Quovadx, Inc. announced its financial results for the quarter and year ended December 31, 2002.

The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press release dated February 4, 2003 entitled “QUOVADX REPORTS FOURTH-QUARTER RESULTS, RECORDS 36% SEQUENTIAL GROWTH IN SOFTWARE LICENSE REVENUE; SOFWARE REVENUE TOTALS $3.7 MILLION; GROSS MARGIN EXCEEDS 50%.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.

Date: February 5, 2003

	By:	/s/ Linda K. Wackwitz Linda K. Wackwitz, Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 4, 2003